UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2008

Borland Software Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10824	94-2895440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8310 North Capital of Texas Highway, Building 2, Suite 100, Austin, Texas		78731
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 340-2200

8303 N. MoPac Expressway, Suite A-300, Austin, Texas 78759
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 6, 2008, Borland issued a press release announcing its financial results for the quarter ended September 30, 2008.

The press release relating to the announcement of Borland’s financial results for the quarter ended September 30, 2008 is furnished herewith as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Borland made reference to non-GAAP financial information in the press release and the conference call referenced in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures, including information about forward-looking non-GAAP financial measures, is contained in the attached press release.

Item 9.01 Financial Statements and Exhibits.

Press release of Borland Software Corporation, dated November 6, 2008, announcing financial results for the quarter ended September 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borland Software Corporation

November 6, 2008	By:	/s/ Erik E. Prusch

Name: Erik E. Prusch
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Borland Software Corporation, dated November 6, 2008, announcing financial results for the quarter ended September 30, 2008.